STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	7
Beginning Date of Collection Period	01-Apr-04
End Date of Collection Period	30-Apr-04
Payment Date	20-May-04
Previous Payment Date	20-Apr-04

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	49,249,024.69
Available Payment Amount	48,881,596.61
Principal Collections	42,295,380.62
Interest Collections (net of servicing fee)	6,586,215.99
Net of Principal Recoveries	6,586,215.99
Principal Recoveries	0.00
Servicing Fee	401,897.08
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	49,249,024.69
Interest Paid to Notes and Components	975,606.70
Principal Paid to Notes and Components	42,761,746.63
Transferor - pursuant to 5.01 (a) (xiv)	5,109,774.28
Servicing Fee	401,897.08

Group 1 Pool Balance
Beginning Pool Balance	964,552,992.76
Principal Collections (including repurchases)	42,295,380.62
Additional Principal Reduction Amount	252,137.00
Ending Pool Balance	922,005,475.14

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.69%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.31%
Net Yield	8.38%
Realized Losses	0.00
Cumulative Realized Losses	410,196.60
Cumulative Loss Percentage	0.03%
Delinquent Loans
One Payment Principal Balance of loans	26,607,943.66
One Payment Number of loans	249
Two Payments Principal Balance of loans	3,766,476.45
Two Payments Number of loans	39
Three+ Payments Principal Balance of loans	19,245,974.63
Three+ Payments Number of loans	178

Two+ Payments Delinquency Percentage	2.50%
Two+ Payments Rolling Average	2.27%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	8,556
Number of loans outstanding end of period	8,215
Number of REO as of the end of the Collection Period	6
Principal Balance of REO as of the end of the Collection Period	649,555.32

Group 1 Overcollateralization
Beginning OC Amount	162,073,743.29
OC Release Amount	0.00
Extra Principal Payment Amount	214,229.01
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,073,743.29
Interim OC Deficiency	214,229.01

Monthly Excess Cashflow	5,324,003.29
Principal Payment Amount	42,295,380.62
Principal Collections	42,295,380.62
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	11,468,675.16
Available Payment Amount	11,373,530.22
Principal Collections	9,786,596.05
Interest Collections (net of servicing fee)	1,586,934.17
Net of Principal Recoveries	1,586,934.17
Principal Recoveries	0.00
Servicing Fee	95,144.94
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	11,468,675.16
Interest Paid to Notes and Components	234,831.33
Principal Paid to Notes and Components	9,898,393.93
Transferor - pursuant to 5.01 (a) (xiv)	1,240,304.96
Servicing Fee	95,144.94

Group 2 Pool Balance
Beginning Pool Balance	228,347,857.29
Principal Collections (including repurchases)	9,786,596.05
Additional Principal Reduction Amount	48,630.46
Ending Pool Balance	218,512,630.78

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.84%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.26%
Net Yield	8.58%
Realized Losses	48,630.46
Cumulative Realized Losses	100,249.00
Cumulative Loss Percentage	0.04%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	6,711,118.97
One Payment - Number of mortgage loans	53
Two Payments - Principal Balance of mortgage loans	1,289,250.05
Two Payments - Number of mortgage loans	13
Three+ Payments - Principal Balance of mortgage loans	4,545,594.33
Three+ Payments - Number of mortgage loans	41

Two+ Payments Delinquency Percentage	2.67%
Two+ Payments Rolling Average	2.10%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,630
Number of loans outstanding end of period	1,575
Number of REO as of the end of the Collection Period	2
Principal Balance of REO as of the end of the Collection Period	73,071.17

Group 2 Overcollateralization
Beginning OC Amount	39,221,956.22
OC Release Amount	0.00
Extra Principal Payment Amount	63,167.42
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,221,956.22
Interim OC Deficiency	63,167.42

Monthly Excess Cashflow	1,303,472.38
Principal Payment Amount	9,786,596.05
Principal Collections	9,786,596.05
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	1.10000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	1.39000%
Class A-1 Note Rate	1.39000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	1.70000%
Class M-1 Component Rate	1.70000%
Group 1 Available Funds Cap	8.14541%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	1.43000%
Class A-2 Note Rate	1.43000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	1.70000%
Class M-2 Component Rate	1.70000%
Group 2 Available Funds Cap	8.24924%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	41.130965
2. Principal Payment per $1,000	40.255898
3. Interest Payment per $1,000	0.875067

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	1.39000%
2. Days in Accrual Period	30

3. Class A-1 Interest Due	722,974.46
4. Class A-1 Interest Paid	722,974.46
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	624,150,611.29
2. Class A-1 Principal Due	33,259,140.74
3. Class A-1 Principal Paid	33,259,140.74
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	590,891,470.55

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.7554538
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.7151979
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.6408763

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	39.370803
2. Principal Payment per $1,000	38.494332
3. Interest Payment per $1,000	0.876472

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	1.43000%
2. Days in Accrual Period	30

3. Class A-2 Interest Due	175,291.69
4. Class A-2 Interest Paid	175,291.69
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	147,097,923.07
2. Class A-2 Principal Due	7,698,750.84
3. Class A-2 Principal Paid	7,698,750.84
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	139,399,172.23

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.7355006
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.6970063
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.6379456

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	41.326124
2. Principal Payment per $1,000	40.255898
3. Interest Payment per $1,000	1.070226

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	1.70000%
2. Days in Accrual Period	30

3. Class M-1 Interest Due	252,632.24
4. Class M-1 Interest Paid	252,632.24
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	178,328,638.18
2. Class M-1 Principal Due	9,502,605.89
3. Class M-1 Principal Paid	9,502,605.89
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	168,826,032.29

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.7554538
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.7151979
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1831074

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	39.536291
2. Principal Payment per $1,000	38.494331
3. Interest Payment per $1,000	1.041959

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	1.70000%
2. Days in Accrual Period	30

3. Class M-2 Interest Due	59,539.64
4. Class M-2 Interest Paid	59,539.64
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	42,027,978.00
2. Class M-2 Principal Due	2,199,643.09
3. Class M-2 Principal Paid	2,199,643.09
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	39,828,334.91

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.7355006
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.6970063
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1822702

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on May 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of May, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer